UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

COTTONWOOD COMMUNITIES, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Supplement to Proxy Statement

For the 2023 Annual Meeting of Stockholders

To Be Held November 7, 2023

Dear Stockholder:

This proxy statement supplement, dated October 13, 2023 (this “Supplement”), supplements the definitive proxy statement on Schedule 14A of Cottonwood Communities, Inc. (the “Company,” “we,” “our,” or “us”), dated August 18, 2023 (the “Proxy Statement”), for the 2023 annual meeting of stockholders (the “Annual Meeting”) to be held on November 7, 2023.

This Supplement should be read in conjunction with the Proxy Statement. Except as specifically supplemented by the information contained herein, this Supplement does not modify any other information set forth in the Proxy Statement.

On October 13, 2023, the Company filed an amended Annual Report on Form 10-K/A (the “Form 10-K/A”) to restate its previously issued audited consolidated financial statements as of, and for the year ended December 31, 2022 (the “Restatement”) as discussed in the Explanatory Note to the Form 10-K/A. As a result, the Company is updating certain information in the Proxy Statement to reflect the filing of the Form 10-K/A, including the mailing date of the Proxy Statement, the dates by which stockholder proposals for the next annual meeting will be due, and the report of the audit committee of the Company. In addition, all references in the Proxy Statement to the Form 10-K are updated to refer to the Form 10-K/A as filed with the SEC on October 13, 2023.

There are no changes to the Proxy Statement, except as disclosed herein. The Annual Meeting will continue to be held on the date and time disclosed in the Proxy Statement.

The record date for stockholders entitled to receive notice of and to vote at the Annual Meeting has been changed to October 9, 2023. All references in the Proxy Statement to the record date are to October 9, 2023.

The following disclosures in the Proxy Statement regarding the mailing date of the proxy materials and the dates by which stockholder proposals for next year’s annual meeting are due are updated as follows:

The Proxy Statement, proxy card and our 2022 annual report to stockholders (all included herewith) are being mailed to you on or about October 13, 2023.

Q:	When are the stockholder proposals for the next annual meeting of stockholders due?

A: Any proposals by stockholders for inclusion in our proxy solicitation material for the next annual meeting of stockholders must be received by Mr. Christensen, our Secretary, at our executive offices no later than June 15, 2024. However, if we hold our next annual meeting before October 8, 2024 or after December 7, 2024 stockholders must submit proposals for inclusion in our proxy statement within a reasonable time before we begin to print our proxy materials.

Stockholders interested in nominating a person as a director or presenting any other business for consideration at our annual meeting of stockholders in 2024 may do so by following the procedures prescribed in Section 2.12 of our bylaws. To be eligible for presentation to and action by the stockholders at the 2024 annual meeting, director nominations and other stockholder proposals must be received by Mr. Christensen, our Secretary, no earlier than May 16, 2024 nor later than 5:00 p.m., Eastern Time, on June 15, 2024.

STOCKHOLDER PROPOSALS

Any proposals by stockholders for inclusion in our proxy solicitation material for the next annual meeting of stockholders must be received by Mr. Christensen, our Secretary, at our executive offices no later than June 15, 2024. However, if we hold our next annual meeting before October 8, 2024 or after December 7, 2024, stockholders must submit proposals for inclusion in our proxy statement within a reasonable time before we begin to print our proxy materials.

If a stockholder wishes to present a proposal at the 2024 annual meeting, whether or not the proposal is intended to be included in our proxy materials, our bylaws require that the stockholder give advance written notice to our secretary, Mr. Christensen, at our executive offices no earlier than May 16, 2024 nor later than 5:00 p.m., Eastern Time, on June 15, 2024; provided, however, if the 2024 annual meeting is advanced or delayed by more than 30 days from November 7, 2024, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting will not commence a new time period for the giving of a stockholder’s notice as described above.

In addition to satisfying the foregoing advance notice requirements under our bylaws, to comply with the universal proxy rules, the notice given by any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must comply with any additional requirements of Rule 14a-19 under the Exchange Act.

The mailing address of our executive offices is 1245 Brickyard Road, Suite 250, Salt Lake City, Utah 84106.

The Report of the Audit Committee included in the Proxy Statement is updated as follows:

Report of the Audit Committee

The function of the audit committee is oversight of the financial reporting process on behalf of the board of directors. Management has responsibility for the financial reporting process, including the system of internal control over financial reporting, and for the preparation, presentation, and integrity of our financial statements. In addition, our independent registered public accounting firm devotes more time and has access to more information than does the audit committee. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. Accordingly, in fulfilling their responsibilities, it is recognized that members of the audit committee are not, and do not represent themselves to be, performing the functions of auditors or accountants.

In this context, the audit committee reviewed and discussed the 2022 audited financial statements as restated with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee discussed with KPMG LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles (“GAAP”), the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The audit committee received from KPMG LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the audit committee concerning independence and discussed with KPMG LLP their independence from us. In addition, the audit committee considered whether KPMG LLP’s provision of non-audit services is compatible with KPMG LLP’s independence.

Based on these reviews and discussions, the audit committee recommended to the board of directors that the audited financial statements as restated be included in our Annual Report on Form 10-K/A for the year ended December 31, 2022 for filing with the SEC.

October 12, 2023	The Audit Committee of the Board of Directors:

John Lunt (Chairman), Jonathan Gardner and Philip White

The foregoing Report of the Audit Committee shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Exchange Act.

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